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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                --------------
                                   FORM 8-K
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                                Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: October 28, 1997
            (Date of earliest event reported):  October 16, 1997



                           OMNI INSURANCE GROUP, INC.
                (Exact name of Company specified in its charter)



	Georgia	                    000-22142	                  58-1680624
   (State or other 	     (Commission File Number)           (IRS Employer
   jurisdiction of                                              Identification
   incorporation                                                No.)
   or organization)




       	1000 Parkwood Circle, Atlanta, Georgia	              30339
	(Address of principal executive offices)	   (Zip Code)




                               (770) 952-4500
              (Company's telephone number, including area code)








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ITEM 5.   OTHER EVENTS

       On October 16, 1997, Omni Insurance Group, Inc. announced that it had entered into a definitive agreement with Hartford Fire Insurance Company, a subsidiary of The Hartford Financial Services Group, Inc., for The Hartford to acquire for cash all of Omni's outstanding shares at a price of $31.75 per share.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------

99.1        Text of Press Release of Omni Insurance Group, Inc., dated
            October 16, 1997




























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                                 SIGNATURES



	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						OMNI INSURANCE GROUP, INC.



Date:  October 28, 1997				/s/ J. Paul Kennedy
						-------------------------------
                                                J. PAUL KENNEDY
						President and Chief Operating
                                                Officer



Date:  October 28, 1997				/s/ Susan H. Scalf
						-------------------------------
                                                SUSAN H. SCALF
						Senior Vice President and Chief
                                                Financial Officer
























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